Income Taxes (Tables)	12 Months Ended
Dec. 31, 2016
Significant Components of Net Deferred Tax Asset (Liability)

Tax effects of temporary differences giving rise to the significant components of the net deferred tax asset (liability). Net deferred tax asset on the Balance Sheets at December 31 are as follows:

	2016	2015
Deferred tax assets:
Policy reserves	$151,608	113,361
Expense accruals	711	241

Total deferred tax assets	152,319	113,602

Deferred tax liabilities:
Deferred acquisition costs	(41,247)	(42,684)
Due and deferred premium	(13)	(14)
Net unrealized gains on investments	(5,801)	(4,763)
Investment income	(75,704)	(32,481)

Total deferred tax liabilities	(122,765)	(79,942)

Net deferred tax asset	$29,554	33,660